AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED NOVEMBER 30, 2004
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 3, 2004

            Effective November 30, 2004, American International Life Assurance Company of New York is amending its Contract prospectus and related Statement of Additional Information for the sole purpose of describing a change in the availability of Vanguard® Health Care Fund and Vanguard® Total International Stock Index Fund (each referred to as a "Fund" or collectively as the "Funds") as investment options under the Contracts.

            Beginning January 3, 2005, the Funds will no longer be offered as investment options under Contracts issued on or after January 3, 2005. Also, the Funds will not be available for any transfers, automatic rebalancing or dollar cost averaging into either of the Funds by any Contract owner beginning January 3, 2005. If you wish to transfer Annuity Units currently invested in either of the Funds to other available investment options in your Contract, there will be no transfer fee charged for the transfer, nor will a transfer count against the free transfers which you are allowed each Contract year. Your right to transfer from the Funds will remain unaffected. Please note, however, that other fees may be applicable to transfers from the Funds. Please consult the current Fund prospectus with regard to any applicable fees.

            If you have any questions, please contact Vanguard® Annuity and Insurance Services at 1-800-462-2391. You can also call American International Life Assurance Company of New York at 1-877-299-1724.